- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                JUNE 14, 1994

                            ------------------------

                      NATIONAL RURAL UTILITIES COOPERATIVE
                              FINANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              DISTRICT OF COLUMBIA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                     1-7102
                            (COMMISSION FILE NUMBER)

                                   52-0891669
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                      NATIONAL RURAL UTILITIES COOPERATIVE
                              FINANCE CORPORATION
                                 WOODLAND PARK
                       2201 COOPERATIVE WAY, HERNDON, VA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   22071-3025
                                   (ZIP CODE)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 703-709-6700)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

          The following exhibit is filed herewith:

          4.7 Collateral Trust Bond Indenture from National Rural Utilities Cooperative Finance Corporation to First Bank National Association, trustee, dated as of February 15, 1994.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                           NATIONAL RURAL UTILITIES
                                             COOPERATIVE FINANCE CORPORATION



                                                 /s/ STEVEN L. LILLY
                                           -------------------------------------
                                                     STEVEN L. LILLY,
                                                   SENIOR VICE PRESIDENT
                                                AND CHIEF FINANCIAL OFFICER
                                                (PRINCIPAL FINANCE OFFICER)

June 14, 1994

                                 EXHIBIT INDEX

4.7 Collateral Trust Bond Indenture from National Rural Utilities Cooperative Finance Corporation to First Bank National Association, trustee, dated February 15, 1994.